CAMDEN
Tempe
CAMDEN
Tempe
Apartment Homes

Featured Community: Camden Tempe II ● Tempe, AZ ● 397 Apartment Homes ● Year Built 2022

CAMDEN[SM]

Living Excellence

3Q22 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2022 OPERATING RESULTS

Houston, Texas (October 27, 2022) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2022. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2022 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Per Diluted Share	2022	2021	2022	2021
EPS(1)(2)	$0.27	$0.29	$5.62	$0.90
FFO(1)	$1.70	$1.36	$4.85	$3.88
AFFO(1)	$1.47	$1.17	$4.28	$3.38
(1) For the three and nine months ended September 30, 2022, EPS, FFO, and AFFO included approximately $0.01 per diluted share in storm-related expenses related to Hurricane Ian.
(2) For the nine months ended September 30, 2022, EPS included a non-cash gain on acquisition of unconsolidated joint venture interests of approximately $4.37 per diluted share.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q22 vs. 3Q21	3Q22 vs. 2Q22	2022 vs. 2021
Revenues	11.7%	3.1%	11.6%
Expenses(1)	4.0%	2.8%	4.1%
Net Operating Income ("NOI")(1)	16.3%	3.2%	16.0%
(1) For the three and nine months ended September 30, 2022, same property results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

Same Property Results	3Q22	3Q21	2Q22
Occupancy	96.6%	97.2%	96.9%

For 2022, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	October 2022*	October 2021	3Q22	3Q21
New Lease Rates	5.2%	17.6%	11.8%	19.2%
Renewal Rates	9.4%	13.8%	11.5%	12.3%
Blended Rates	6.9%	15.9%	11.6%	15.6%
New Lease and Renewal Data - Date Effective (2)	October 2022*	October 2021	3Q22	3Q21
New Lease Rates	8.0%	19.1%	14.2%	16.2%
Renewal Rates	11.3%	13.1%	14.0%	8.8%
Blended Rates	9.7%	16.0%	14.1%	12.2%
*Data as of October 24, 2022
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	October 2022*	October 2021	3Q22	3Q21
Occupancy	96.1%	97.2%	96.6%	97.2%
Annualized Gross Turnover	49%	47%	59%	55%
Annualized Net Turnover	41%	39%	51%	47%
*Data as of October 24, 2022

Development Activity
During the quarter, lease-up was completed at Camden Buckhead in Atlanta, GA and Camden Hillcrest in San Diego, CA and construction commenced at Camden Woodmill Creek in The Woodlands, TX and Camden Long Meadow Farms in Richmond, TX. Additionally, leasing began at Camden Atlantic in Plantation, FL and leasing continued at Camden Tempe II in Phoenix, AZ.

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/24/2022
Camden Atlantic	Plantation, FL	269	$100.0	40%
Camden Tempe II	Tempe, AZ	397	115.0	33%
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham	Durham, NC	420	145.0
Camden Village District	Raleigh, NC	369	138.0
Camden Woodmill Creek	The Woodlands, TX	189	75.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		2,219	$758.0

Capital Markets Transactions
During the quarter, the Company amended and restated its existing unsecured credit facility adding a $300 million delayed draw unsecured term loan facility and increased the capacity of the unsecured revolving credit facility from $900 million to $1.2 billion, for a total facility capacity of $1.5 billion. The Company also extended the maturity date of its $40 million unsecured floating rate term loan with an unrelated third party to mature in 2024.

Subsequent to quarter end, Camden's Board of Trust Managers increased its share repurchase authorization from $269 million to $500 million. No share repurchases were made during the quarter or subsequent to quarter end.

Liquidity Analysis
As of September 30, 2022, Camden had over $1.5 billion of liquidity comprised of approximately $62.0 million in cash and cash equivalents, and nearly $1.5 billion of availability under its unsecured credit facility and delayed draw unsecured term loan facility. At quarter-end, the Company had $348.4 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden updated its earnings guidance for 2022 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2022 as detailed below. Expected EPS excludes gains, if any, from real estate transactions not completed by quarter end.

	4Q22	2022	2022 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.36 - $0.40	$5.98 - $6.02	$6.00	$5.97	$0.03
FFO	$1.72 - $1.76	$6.57 - $6.61	$6.59	$6.58	$0.01

		2022	2022 Midpoint
Same Property Growth		Range	Current	Prior	Change
Revenues		11.00% - 11.50%	11.25%	11.25%	—%
Expenses		4.75% - 5.25%	5.00%	5.00%	—%
NOI		14.25% - 15.25%	14.75%	14.75%	—%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2022 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, October 28, 2022 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 5737190
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 171 properties containing 58,433 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 60,652 apartment homes in 178 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 15 consecutive years, most recently ranking #26.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Property revenues	$373,772	$294,130	$1,046,847	$838,221

Adjusted EBITDA	221,356	164,994	616,189	466,061

Net income attributable to common shareholders	29,844	29,483	607,904	91,009
Per share - basic	0.27	0.29	5.66	0.90
Per share - diluted	0.27	0.29	5.62	0.90

Funds from operations	187,615	142,210	528,036	399,180
Per share - diluted	1.70	1.36	4.85	3.88

Adjusted funds from operations	161,614	122,493	466,354	347,975
Per share - diluted	1.47	1.17	4.28	3.38

Dividends per share	0.94	0.83	2.82	2.49
Dividend payout ratio (FFO)	55.3%	61.0%	58.1%	64.2%

Interest expensed	29,192	24,987	82,756	72,715
Interest capitalized	5,018	3,516	13,543	12,771
Total interest incurred	34,210	28,503	96,299	85,486

Net Debt to Annualized Adjusted EBITDA (a)	4.2x	4.4x	4.1x	4.6x
Interest expense coverage ratio	7.6x	6.6x	7.4x	6.4x
Total interest coverage ratio	6.5x	5.8x	6.4x	5.5x
Fixed charge expense coverage ratio	7.6x	6.6x	7.4x	6.4x
Total fixed charge coverage ratio	6.5x	5.8x	6.4x	5.5x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4x	3.2x	3.4x	3.2x

Same property NOI growth (b)	16.3%	5.4%	16.0%	1.5%
(# of apartment homes included)	46,151	45,200	46,151	45,200

Gross turnover of apartment homes (annualized)	60%	55%	52%	52%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	52%	47%	45%	43%

			As of September 30,
			2022	2021
Total assets			$9,414,125	$7,685,567
Total debt			$3,688,041	$3,169,428
Common and common equivalent shares, outstanding end of period (c)			110,112	105,859
Share price, end of period			$119.45	$147.47
Book equity value, end of period (d)			$5,108,362	$3,953,822
Market equity value, end of period (e)			$13,152,878	$15,611,027

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The three and nine months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.
(c) Includes at September 30, 2022: 108,506 common shares (including 40 common share equivalents related to share awards), plus 1,606 common share equivalents upon the assumed conversion of non-controlling units.
(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24, 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
OPERATING DATA

Property revenues (a)	$373,772	$294,130	$1,046,847	$838,221

Property expenses (b)
Property operating and maintenance	84,649	71,337	234,504	200,360
Real estate taxes	48,182	38,731	136,448	113,611
Total property expenses	132,831	110,068	370,952	313,971

Non-property income
Fee and asset management	617	3,248	4,257	7,717
Interest and other income	88	443	2,881	1,032
Income/(loss) on deferred compensation plans	(6,275)	(843)	(28,450)	9,183
Total non-property income/(loss)	(5,570)	2,848	(21,312)	17,932

Other expenses
Property management	6,732	6,640	21,228	19,200
Fee and asset management	556	1,159	2,090	3,310
General and administrative	14,002	14,960	44,526	44,428
Interest	29,192	24,987	82,756	72,715
Depreciation and amortization	158,877	111,462	429,749	304,189
Expense/(benefit) on deferred compensation plans	(6,275)	(843)	(28,450)	9,183
Total other expenses	203,084	158,365	551,899	453,025

Gain on sale of operating property	—	—	36,372	—
Gain on acquisition of unconsolidated joint venture interests	—	—	474,146	—
Equity in income of joint ventures	—	2,540	3,048	6,652
Income from continuing operations before income taxes	32,287	31,085	616,250	95,809
Income tax expense	(737)	(480)	(2,213)	(1,292)
Net income	31,550	30,605	614,037	94,517
Less income allocated to non-controlling interests	(1,706)	(1,122)	(6,133)	(3,508)
Net income attributable to common shareholders	$29,844	$29,483	$607,904	$91,009

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$31,550	$30,605	$614,037	$94,517
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	369	372	1,107	1,117
Comprehensive income	31,919	30,977	615,144	95,634
Less income allocated to non-controlling interests	(1,706)	(1,122)	(6,133)	(3,508)
Comprehensive income attributable to common shareholders	$30,213	$29,855	$609,011	$92,126

PER SHARE DATA

Total earnings per common share - basic	$0.27	$0.29	$5.66	$0.90
Total earnings per common share - diluted	0.27	0.29	5.62	0.90

Weighted average number of common shares outstanding:
Basic	108,466	103,071	107,314	101,119
Diluted	108,506	103,171	108,099	101,199

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2022, we recognized $373.8 million of property revenue which consisted of approximately $332.0 million of rental revenue and approximately $41.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $294.1 million recognized for the three months ended September 30, 2021, made up of approximately $259.1 million of rental revenue and approximately $35.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2022, we recognized $1,046.8 million of property revenue which consisted of approximately $929.9 million of rental revenue and approximately $116.9 million of amounts received under contractual terms for other services considered to be non-lease contracts. This compares to the $838.2 million of property revenue recognized for the nine months ended September 30, 2021, made up of approximately $737.8 million of rental revenue and approximately $100.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $9.8 million and $7.9 million for the three months ended September 30, 2022 and 2021, respectively and was $27.5 million and $23.2 million for the nine months ended September 30, 2022 and 2021, respectively.

(b) For both the three and nine months ended September 30, 2022 expenses include approximately $1.0 million in storm-related expenses related to Hurricane Ian.

Note: Please refer to pages 24, 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$29,844	$29,483	$607,904	$91,009
Real estate depreciation and amortization	156,065	108,931	421,808	296,760
Adjustments for unconsolidated joint ventures	—	2,674	2,709	7,903
Income allocated to non-controlling interests	1,706	1,122	6,133	3,508
Gain on sale of operating property	—	—	(36,372)	—
Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Funds from operations	$187,615	$142,210	$528,036	$399,180

Less: recurring capitalized expenditures (b)	(26,001)	(19,717)	(61,682)	(51,205)

Adjusted funds from operations	$161,614	$122,493	$466,354	$347,975

PER SHARE DATA
Funds from operations - diluted	$1.70	$1.36	$4.85	$3.88
Adjusted funds from operations - diluted	1.47	1.17	4.28	3.38
Distributions declared per common share	0.94	0.83	2.82	2.49

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	110,112	104,812	108,972	102,879

PROPERTY DATA
Total operating properties (end of period) (c)	171	172	171	172
Total operating apartment homes in operating properties (end of period) (c)	58,433	58,682	58,433	58,682
Total operating apartment homes (weighted average)	58,427	51,011	55,881	50,202

(a) Net income attributable to common shareholders for the three and nine months ended September 30, 2022 included approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24, 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
ASSETS
Real estate assets, at cost
Land	$1,706,396	$1,695,118	$1,343,209	$1,349,594	$1,317,431
Buildings and improvements	10,574,820	10,440,037	8,651,674	8,624,734	8,536,620
	12,281,216	12,135,155	9,994,883	9,974,328	9,854,051
Accumulated depreciation	(3,709,487)	(3,572,764)	(3,436,969)	(3,358,027)	(3,319,206)
Net operating real estate assets	8,571,729	8,562,391	6,557,914	6,616,301	6,534,845
Properties under development, including land	529,076	581,844	488,100	474,739	428,622
Investments in joint ventures	—	—	13,181	13,730	17,788
Total real estate assets	9,100,805	9,144,235	7,059,195	7,104,770	6,981,255
Accounts receivable – affiliates	13,258	13,258	13,258	18,664	18,686
Other assets, net (a)	231,645	249,865	254,763	234,370	252,079
Cash and cash equivalents	62,027	72,095	1,129,716	613,391	428,226
Restricted cash	6,390	6,563	5,778	5,589	5,321
Total assets	$9,414,125	$9,486,016	$8,462,710	$7,976,784	$7,685,567

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,173,198	$3,222,252	$3,671,309	$3,170,367	$3,169,428
Secured	514,843	514,698	—	—	—
Accounts payable and accrued expenses	212,558	195,070	169,973	191,651	191,648
Accrued real estate taxes	125,210	86,952	36,988	66,673	88,116
Distributions payable	103,620	103,621	100,880	88,786	87,919
Other liabilities (b)	176,334	186,143	197,021	193,052	194,634
Total liabilities	4,305,763	4,308,736	4,176,171	3,710,529	3,731,745

Equity
Common shares of beneficial interest	1,156	1,156	1,127	1,126	1,114
Additional paid-in capital	5,893,623	5,890,792	5,396,267	5,363,530	5,180,783
Distributions in excess of net income attributable to common shareholders	(525,127)	(452,865)	(848,074)	(829,453)	(954,880)
Treasury shares	(329,027)	(328,975)	(329,521)	(333,974)	(334,066)
Accumulated other comprehensive loss (c)	(2,632)	(3,001)	(3,370)	(3,739)	(4,266)
Total common equity	5,037,993	5,107,107	4,216,429	4,197,490	3,888,685
Non-controlling interests	70,369	70,173	70,110	68,765	65,137
Total equity	5,108,362	5,177,280	4,286,539	4,266,255	3,953,822
Total liabilities and equity	$9,414,125	$9,486,016	$8,462,710	$7,976,784	$7,685,567

(a) Includes net deferred charges of:	$8,961	$307	$693	$969	$1,336

(b) Includes deferred revenues of:	$331	$358	$384	$334	$208

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2022 (in apartment homes)

	Fully Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	5,911	281	—	—	6,192
Houston, TX	6,127	3,027	—	377	9,531
Phoenix, AZ	3,686	343	—	397	4,426
Atlanta, GA	3,970	892	—	—	4,862
Dallas, TX	4,416	1,808	—	—	6,224
Los Angeles/Orange County, CA	2,373	290	—	—	2,663
SE Florida	2,376	405	—	269	3,050
Orlando, FL	2,995	959	—	—	3,954
Denver, CO	2,640	233	—	—	2,873
Tampa, FL	2,286	818	—	—	3,104
Charlotte, NC	2,838	266	—	387	3,491
Raleigh, NC	2,542	710	—	789	4,041
San Diego/Inland Empire, CA	1,665	132	—	—	1,797
Austin, TX	2,326	1,360	—	—	3,686
Nashville, TN	—	758	—	—	758
Total Portfolio	46,151	12,282	—	2,219	60,652

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
D.C. Metro (a)	15.0%	12.6%	96.9%	97.0%	97.0%	97.4%	97.4%
Houston, TX	9.5%	11.4%	95.9%	96.0%	96.0%	96.2%	96.4%
Phoenix, AZ	9.1%	8.0%	95.0%	95.3%	96.3%	97.0%	97.0%
Atlanta, GA	8.4%	8.0%	96.1%	96.3%	96.4%	96.3%	97.2%
Dallas, TX	7.1%	8.4%	96.6%	96.9%	97.2%	97.3%	97.5%
Los Angeles/Orange County, CA	6.8%	6.2%	97.2%	97.6%	97.8%	98.1%	98.0%
SE Florida	6.6%	6.3%	96.6%	97.6%	97.9%	98.0%	98.2%
Orlando, FL	6.0%	6.3%	97.2%	98.0%	97.8%	97.7%	97.5%
Denver, CO	6.6%	5.7%	96.6%	96.8%	96.5%	96.5%	97.2%
Tampa, FL	5.4%	6.3%	97.3%	97.9%	97.5%	97.4%	97.9%
Charlotte, NC	5.8%	5.2%	96.6%	96.6%	96.8%	96.6%	96.8%
Raleigh, NC	4.9%	5.0%	96.0%	96.3%	96.7%	96.7%	97.5%
San Diego/Inland Empire, CA	4.7%	3.9%	97.2%	97.7%	98.0%	97.4%	96.9%
Austin, TX	4.1%	5.3%	96.4%	96.9%	97.3%	97.5%	97.6%
Nashville, TN	—%	1.4%	97.1%	96.6%	96.6%	97.0%	97.5%
Total Portfolio	100.0%	100.0%	96.5%	96.8%	96.9%	97.0%	97.3%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2022	2021	Change	2022	2021	Change
"Same Property" Communities (a)	46,151	$292,151	$261,519	$30,632	$850,167	$761,731	$88,436
Non-"Same Property" Communities (b)	12,282	78,725	23,877	54,848	187,598	51,472	136,126
Development and Lease-Up Communities (c)	2,219	407	—	407	427	—	427
Disposition/Other (d)	—	2,489	8,734	(6,245)	8,655	25,018	(16,363)
Total Property Revenues	60,652	$373,772	$294,130	$79,642	$1,046,847	$838,221	$208,626

Property Expenses
"Same Property" Communities (a)	46,151	$100,873	$97,033	$3,840	$294,538	$282,909	$11,629
Non-"Same Property" Communities (b)	12,282	29,746	9,499	20,247	71,690	20,669	51,021
Development and Lease-Up Communities (c)	2,219	177	—	177	197	(8)	205
Hurricane Expenses (e)	—	1,000	—	1,000	1,000	—	1,000
Disposition/Other (d)	—	1,035	3,536	(2,501)	3,527	10,401	(6,874)
Total Property Expenses	60,652	$132,831	$110,068	$22,763	$370,952	$313,971	$56,981

Property Net Operating Income
"Same Property" Communities (a)	46,151	$191,278	$164,486	$26,792	$555,629	$478,822	$76,807
Non-"Same Property" Communities (b)	12,282	48,979	14,378	34,601	115,908	30,803	85,105
Development and Lease-Up Communities (c)	2,219	230	—	230	230	8	222
Hurricane Expenses (e)	—	(1,000)	—	(1,000)	(1,000)	—	(1,000)
Disposition/Other (d)	—	1,454	5,198	(3,744)	5,128	14,617	(9,489)
Total Property Net Operating Income	60,652	$240,941	$184,062	$56,879	$675,895	$524,250	$151,645

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(e) "Hurricane Expenses" include storm-related expenses related to Hurricane Ian.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	September 30,	June 30,	March 31,	December 31,	September 30,
Property Revenues	Homes	2022	2022	2022	2021	2021
"Same Property" Communities (a)	46,151	$292,151	$283,418	$274,598	$267,853	$261,519
Non-"Same Property" Communities (b)	12,282	78,725	75,795	33,078	31,081	23,877
Development and Lease-Up Communities (c)	2,219	407	20	—	—	—
Disposition/Other (d)	—	2,489	2,483	3,683	6,430	8,734
Total Property Revenues	60,652	$373,772	$361,716	$311,359	$305,364	$294,130

Property Expenses
"Same Property" Communities (a)	46,151	$100,873	$98,120	$95,545	$89,691	$97,033
Non-"Same Property" Communities (b)	12,282	29,746	28,683	13,261	10,843	9,499
Development and Lease-Up Communities (c)	2,219	177	20	—	—	—
Hurricane Expenses (e)	—	1,000	—	—	—	—
Disposition/Other (d)	—	1,035	988	1,504	2,520	3,536
Total Property Expenses	60,652	$132,831	$127,811	$110,310	$103,054	$110,068

Property Net Operating Income
"Same Property" Communities (a)	46,151	$191,278	$185,298	$179,053	$178,162	$164,486
Non-"Same Property" Communities (b)	12,282	48,979	47,112	19,817	20,238	14,378
Development and Lease-Up Communities (c)	2,219	230	—	—	—	—
Hurricane Expenses (e)	—	(1,000)	—	—	—	—
Disposition/Other (d)	—	1,454	1,495	2,179	3,910	5,198
Total Property Net Operating Income	60,652	$240,941	$233,905	$201,049	$202,310	$184,062

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(e) "Hurricane Expenses" include storm-related expenses related to Hurricane Ian.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a)(b)	Included	3Q22	3Q21	Growth	3Q22	3Q21	Growth	3Q22	3Q21	Growth
D.C. Metro	5,911	$41,703	$38,698	7.8%	$12,988	$12,338	5.3%	$28,715	$26,360	8.9%
Houston, TX	6,127	33,607	31,022	8.3%	15,417	15,031	2.6%	18,190	15,991	13.8%
Phoenix, AZ	3,686	23,839	20,751	14.9%	6,340	6,138	3.3%	17,499	14,613	19.7%
Atlanta, GA	3,970	24,656	22,058	11.8%	8,524	8,329	2.3%	16,132	13,729	17.5%
SE Florida	2,376	19,188	16,416	16.9%	6,505	6,044	7.6%	12,683	10,372	22.3%
Los Angeles/Orange County, CA	2,373	18,964	18,120	4.7%	5,952	5,774	3.1%	13,012	12,346	5.4%
Dallas, TX	4,416	23,837	21,198	12.4%	10,167	9,632	5.6%	13,670	11,566	18.2%
Denver, CO	2,640	17,556	15,671	12.0%	5,023	4,951	1.5%	12,533	10,720	16.9%
Charlotte, NC	2,838	15,929	14,051	13.4%	4,844	4,569	6.0%	11,085	9,482	16.9%
Orlando, FL	2,995	17,380	14,815	17.3%	6,122	5,630	8.7%	11,258	9,185	22.6%
Tampa, FL	2,286	15,507	13,014	19.2%	5,161	5,016	2.9%	10,346	7,998	29.4%
San Diego/Inland Empire, CA	1,665	12,772	11,915	7.2%	3,843	3,779	1.7%	8,929	8,136	9.7%
Raleigh, NC	2,542	13,384	11,648	14.9%	4,070	4,108	(0.9)%	9,314	7,540	23.5%
Austin, TX	2,326	13,829	12,142	13.9%	5,917	5,694	3.9%	7,912	6,448	22.7%

Total Same Property	46,151	$292,151	$261,519	11.7%	$100,873	$97,033	4.0%	$191,278	$164,486	16.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q22	3Q21	Growth	3Q22	3Q21	Growth	3Q22	3Q21	Growth
D.C. Metro	15.0%	96.9%	97.4%	(0.5)%	$2,104	$1,939	8.5%	$2,426	$2,241	8.3%
Houston, TX	9.5%	96.1%	95.8%	0.3%	1,645	1,532	7.4%	1,902	1,762	8.0%
Phoenix, AZ	9.1%	95.0%	97.0%	(2.0)%	1,940	1,642	18.1%	2,269	1,941	16.9%
Atlanta, GA	8.4%	96.6%	97.4%	(0.8)%	1,847	1,632	13.2%	2,142	1,901	12.6%
SE Florida	6.6%	96.6%	98.3%	(1.7)%	2,459	2,022	21.6%	2,786	2,348	18.6%
Los Angeles/Orange County, CA	6.8%	97.6%	97.8%	(0.2)%	2,594	2,365	9.7%	2,730	2,602	4.9%
Dallas, TX	7.1%	96.8%	97.5%	(0.7)%	1,604	1,386	15.7%	1,860	1,643	13.1%
Denver, CO	6.6%	96.6%	97.0%	(0.4)%	1,973	1,755	12.4%	2,295	2,041	12.4%
Charlotte, NC	5.8%	96.6%	96.9%	(0.3)%	1,692	1,464	15.6%	1,936	1,703	13.7%
Orlando, FL	6.0%	97.4%	97.5%	(0.1)%	1,720	1,439	19.5%	1,987	1,692	17.4%
Tampa, FL	5.4%	97.4%	98.1%	(0.7)%	2,040	1,662	22.7%	2,323	1,939	19.9%
San Diego/Inland Empire, CA	4.7%	97.2%	96.9%	0.3%	2,429	2,175	11.7%	2,631	2,461	6.9%
Raleigh, NC	4.9%	96.3%	97.5%	(1.2)%	1,549	1,327	16.7%	1,823	1,570	16.1%
Austin, TX	4.1%	96.4%	97.4%	(1.0)%	1,784	1,530	16.6%	2,054	1,786	14.9%

Total Same Property	100.0%	96.6%	97.2%	(0.6)%	$1,908	$1,676	13.8%	$2,184	$1,944	12.3%

(a) The three months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a)(b)	Included	3Q22	2Q22	Growth	3Q22	2Q22	Growth	3Q22	2Q22	Growth
D.C. Metro	5,911	$41,703	$40,402	3.2%	$12,988	$12,647	2.7%	$28,715	$27,755	3.5%
Houston, TX	6,127	33,607	32,670	2.9%	15,417	15,022	2.6%	18,190	17,648	3.1%
Phoenix, AZ	3,686	23,839	23,485	1.5%	6,340	6,220	1.9%	17,499	17,265	1.4%
Atlanta, GA	3,970	24,656	24,060	2.5%	8,524	8,698	(2.0)%	16,132	15,362	5.0%
SE Florida	2,376	19,188	18,432	4.1%	6,505	6,341	2.6%	12,683	12,091	4.9%
Los Angeles/Orange County, CA	2,373	18,964	19,151	(1.0)%	5,952	5,701	4.4%	13,012	13,450	(3.3)%
Dallas, TX	4,416	23,837	22,842	4.4%	10,167	9,185	10.7%	13,670	13,657	0.1%
Denver, CO	2,640	17,556	16,718	5.0%	5,023	4,877	3.0%	12,533	11,841	5.8%
Charlotte, NC	2,838	15,929	15,308	4.1%	4,844	4,600	5.3%	11,085	10,708	3.5%
Orlando, FL	2,995	17,380	16,635	4.5%	6,122	5,972	2.5%	11,258	10,663	5.6%
Tampa, FL	2,286	15,507	14,783	4.9%	5,161	5,150	0.2%	10,346	9,633	7.4%
San Diego/Inland Empire, CA	1,665	12,772	12,717	0.4%	3,843	3,689	4.2%	8,929	9,028	(1.1)%
Raleigh, NC	2,542	13,384	12,832	4.3%	4,070	3,984	2.2%	9,314	8,848	5.3%
Austin, TX	2,326	13,829	13,383	3.3%	5,917	6,034	(1.9)%	7,912	7,349	7.7%

Total Same Property	46,151	$292,151	$283,418	3.1%	$100,873	$98,120	2.8%	$191,278	$185,298	3.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q22	2Q22	Growth	3Q22	2Q22	Growth	3Q22	2Q22	Growth
D.C. Metro	15.0%	96.9%	97.1%	(0.2)%	$2,104	$2,036	3.3%	$2,426	$2,347	3.4%
Houston, TX	9.5%	96.1%	95.8%	0.3%	1,645	1,605	2.5%	1,902	1,855	2.6%
Phoenix, AZ	9.1%	95.0%	95.5%	(0.5)%	1,940	1,884	3.0%	2,269	2,224	2.0%
Atlanta, GA	8.4%	96.6%	97.0%	(0.4)%	1,847	1,782	3.6%	2,142	2,083	2.9%
SE Florida	6.6%	96.6%	97.5%	(0.9)%	2,459	2,323	5.9%	2,786	2,652	5.0%
Los Angeles/Orange County, CA	6.8%	97.6%	97.7%	(0.1)%	2,594	2,526	2.7%	2,730	2,753	(0.9)%
Dallas, TX	7.1%	96.8%	96.9%	(0.1)%	1,604	1,528	5.0%	1,860	1,781	4.5%
Denver, CO	6.6%	96.6%	96.8%	(0.2)%	1,973	1,894	4.2%	2,295	2,182	5.2%
Charlotte, NC	5.8%	96.6%	96.6%	0.0%	1,692	1,599	5.8%	1,936	1,861	4.1%
Orlando, FL	6.0%	97.4%	97.9%	(0.5)%	1,720	1,622	6.0%	1,987	1,893	5.0%
Tampa, FL	5.4%	97.4%	98.1%	(0.7)%	2,040	1,921	6.2%	2,323	2,199	5.6%
San Diego/Inland Empire, CA	4.7%	97.2%	97.7%	(0.5)%	2,429	2,350	3.4%	2,631	2,607	0.9%
Raleigh, NC	4.9%	96.3%	96.8%	(0.5)%	1,549	1,469	5.4%	1,823	1,740	4.8%
Austin, TX	4.1%	96.4%	96.8%	(0.4)%	1,784	1,708	4.4%	2,054	1,981	3.7%

Total Same Property	100.0%	96.6%	96.9%	(0.3)%	$1,908	$1,832	4.1%	$2,184	$2,113	3.4%

(a) The three months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Year to Date Results (a)(b)	Included	2022	2021	Growth	2022	2021	Growth	2022	2021	Growth
D.C. Metro	5,911	$121,549	$114,027	6.6%	$38,310	$36,484	5.0%	$83,239	$77,543	7.3%
Houston, TX	6,127	98,273	91,058	7.9%	44,774	44,055	1.6%	53,499	47,003	13.8%
Phoenix, AZ	3,686	70,108	60,254	16.4%	18,640	17,857	4.4%	51,468	42,397	21.4%
Atlanta, GA	3,970	71,970	64,659	11.3%	24,850	23,427	6.1%	47,120	41,232	14.3%
SE Florida	2,376	55,400	47,749	16.0%	18,922	17,477	8.3%	36,478	30,272	20.5%
Los Angeles/Orange County, CA	2,373	56,513	51,371	10.0%	17,367	17,185	1.1%	39,146	34,186	14.5%
Dallas, TX	4,416	68,869	61,866	11.3%	28,997	28,693	1.1%	39,872	33,173	20.2%
Denver, CO	2,640	50,622	45,652	10.9%	14,855	14,593	1.8%	35,767	31,059	15.2%
Charlotte, NC	2,838	46,010	40,869	12.6%	14,025	13,470	4.1%	31,985	27,399	16.7%
Orlando, FL	2,995	49,864	43,305	15.1%	17,797	16,476	8.0%	32,067	26,829	19.5%
Tampa, FL	2,286	44,598	37,786	18.0%	15,351	14,180	8.3%	29,247	23,606	23.9%
San Diego/Inland Empire, CA	1,665	37,791	33,867	11.6%	11,118	10,778	3.2%	26,673	23,089	15.5%
Raleigh, NC	2,542	38,569	33,921	13.7%	12,017	11,828	1.6%	26,552	22,093	20.2%
Austin, TX	2,326	40,031	35,347	13.3%	17,515	16,406	6.8%	22,516	18,941	18.9%

Total Same Property	46,151	$850,167	$761,731	11.6%	$294,538	$282,909	4.1%	$555,629	$478,822	16.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2022	2021	Growth	2022	2021	Growth	2022	2021	Growth
D.C. Metro	14.8%	97.1%	96.7%	0.4%	$2,044	$1,923	6.3%	$2,354	$2,217	6.2%
Houston, TX	9.6%	96.0%	94.8%	1.2%	1,609	1,494	7.7%	1,857	1,741	6.7%
Phoenix, AZ	9.3%	95.6%	97.0%	(1.4)%	1,881	1,585	18.7%	2,211	1,876	17.8%
Atlanta, GA	8.5%	96.9%	97.1%	(0.2)%	1,789	1,588	12.7%	2,079	1,864	11.5%
SE Florida	6.6%	97.3%	97.8%	(0.5)%	2,334	1,969	18.5%	2,661	2,283	16.5%
Los Angeles/Orange County, CA	7.0%	97.7%	97.2%	0.5%	2,530	2,329	8.6%	2,709	2,475	9.5%
Dallas, TX	7.2%	97.0%	96.6%	0.4%	1,535	1,356	13.2%	1,787	1,612	10.9%
Denver, CO	6.4%	96.6%	96.5%	0.1%	1,904	1,714	11.1%	2,205	1,991	10.8%
Charlotte, NC	5.8%	96.7%	96.3%	0.4%	1,611	1,425	13.1%	1,863	1,661	12.2%
Orlando, FL	5.8%	97.7%	97.1%	0.6%	1,633	1,411	15.7%	1,894	1,655	14.5%
Tampa, FL	5.3%	97.7%	97.7%	0.0%	1,937	1,604	20.8%	2,219	1,882	18.0%
San Diego/Inland Empire, CA	4.8%	97.6%	97.3%	0.3%	2,356	2,121	11.1%	2,588	2,327	11.3%
Raleigh, NC	4.8%	96.7%	96.9%	(0.2)%	1,479	1,290	14.7%	1,743	1,530	13.9%
Austin, TX	4.1%	96.8%	96.9%	(0.1)%	1,712	1,489	15.0%	1,975	1,743	13.4%

Total Same Property	100.0%	96.8%	96.7%	0.1%	$1,839	$1,638	12.3%	$2,113	$1,896	11.5%

(a) The three and nine months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2022
(In thousands)

(Unaudited)

					% of Actual
					3Q22 Operating
Quarterly Comparison (a)(b)	3Q22	3Q21	$ Change	% Change	Expenses

Property taxes	$35,962	$34,188	$1,774	5.2%	35.7%
Salaries and Benefits for On-site Employees	17,968	19,746	(1,778)	(9.0)%	17.8%
Utilities	20,530	19,466	1,064	5.5%	20.4%
Repairs and Maintenance	12,974	11,825	1,149	9.7%	12.9%
Property Insurance	6,242	5,777	465	8.0%	6.2%
General and Administrative	4,944	3,738	1,206	32.3%	4.8%
Marketing and Leasing	1,330	1,427	(97)	(6.8)%	1.3%
Other	923	866	57	6.6%	0.9%

Total Same Property	$100,873	$97,033	$3,840	4.0%	100.0%

					% of Actual
					3Q22 Operating
Sequential Comparison (a)(b)	3Q22	2Q22	$ Change	% Change	Expenses

Property taxes	$35,962	$36,163	($201)	(0.6)%	35.7%
Salaries and Benefits for On-site Employees	17,968	17,980	(12)	(0.1)%	17.8%
Utilities	20,530	18,920	1,610	8.5%	20.4%
Repairs and Maintenance	12,974	12,770	204	1.6%	12.9%
Property Insurance	6,242	4,963	1,279	25.8%	6.2%
General and Administrative	4,944	4,966	(22)	(0.4)%	4.8%
Marketing and Leasing	1,330	1,402	(72)	(5.1)%	1.3%
Other	923	956	(33)	(3.5)%	0.9%

Total Same Property	$100,873	$98,120	$2,753	2.8%	100.0%

					% of Actual
					2022 Operating
Year to Date Comparison (a)(b)	2022	2021	$ Change	% Change	Expenses

Property taxes	$105,865	$102,921	$2,944	2.9%	35.9%
Salaries and Benefits for On-site Employees	55,509	57,288	(1,779)	(3.1)%	18.8%
Utilities	58,820	57,129	1,691	3.0%	20.0%
Repairs and Maintenance	37,205	33,770	3,435	10.2%	12.6%
Property Insurance	16,059	13,563	2,496	18.4%	5.5%
General and Administrative	14,206	11,053	3,153	28.5%	4.8%
Marketing and Leasing	4,044	4,488	(444)	(9.9)%	1.4%
Other	2,830	2,697	133	4.9%	1.0%

Total Same Property	$294,538	$282,909	$11,629	4.1%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) The three and nine months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2022 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/24/2022
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Atlantic	269	$100.0	$98.3	$33.6	3Q20	3Q22	4Q22	4Q23	40%	18%
	Plantation, FL
2.	Camden Tempe II	397	115.0	97.6	48.3	3Q20	2Q22	3Q23	1Q25	33%	26%
	Tempe, AZ
3.	Camden NoDa	387	105.0	85.0	85.0	3Q20	4Q22	3Q23	1Q25
	Charlotte, NC
4.	Camden Durham	420	145.0	73.5	73.5	1Q21	2Q23	2Q24	4Q25
	Durham, NC
5.	Camden Village District	369	138.0	30.7	30.7	2Q22	3Q24	2Q25	4Q26
	Raleigh, NC
6.	Camden Woodmill Creek	189	75.0	14.0	14.0	3Q22	3Q23	3Q24	4Q24
	The Woodlands, TX
7.	Camden Long Meadow Farms	188	80.0	10.5	10.5	3Q22	3Q23	3Q24	4Q24
	Richmond, TX
Total Development Communities		2,219	$758.0	$409.6	$295.6					36%	23%

Additional Development Pipeline and Land(a)					233.5

Total Properties Under Development and Land (per Balance Sheet)					$529.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q22 NOI
Communities that Stabilized During Quarter								$256.5	$1.7
Development Communities in Lease-Up								195.9	0.2
Total Development Communities NOI Contribution								$452.4	$1.9

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF SEPTEMBER 30, 2022 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Nations	393	$175.0	$32.0
	Nashville, TN
2.	Camden Paces III	350	100.0	19.6
	Atlanta, GA
3.	Camden Blakeney	349	120.0	20.2
	Charlotte, NC
4.	Camden South Charlotte	420	135.0	23.4
	Charlotte, NC
5.	Camden Baker	435	165.0	28.4
	Denver, CO
6.	Camden Highland Village II	300	100.0	9.6
	Houston, TX
7.	Camden Gulch	480	260.0	42.2
	Nashville, TN
8.	Camden Arts District	354	150.0	40.4
	Los Angeles, CA
9.	Camden Downtown II	271	145.0	13.3
	Houston, TX

Development Pipeline		3,352	$1,350.0	$229.1

LAND HOLDINGS		Acreage		Cost to Date

1.	St. Petersburg, FL(b)	0.2		$4.4

Total Development Pipeline and Land				$233.5

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2022 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2022 Land Acquisitions		Location	Acres	Closing Date
1.	Camden Long Meadow Farms	Richmond, TX	15.9	3/8/2022
2.	Camden Blakeney	Charlotte, NC	21.7	4/7/2022
3.	Camden South Charlotte	Charlotte, NC	20.9	4/7/2022
4.	Camden Nations	Nashville, TN	3.8	6/8/2022

Total Land Acquisitions			62.3 Acres

Purchase Price		$71.0

			Apartment	Weighted Average
2022 Dispositions		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Largo Town Center	Largo, MD	245 Homes	$1,824	2000/2007	3/24/2022

Total/Average Dispositions			245 Homes	$1,824

Sales Price		$71.9

			Apartment	Weighted Average
2022 Acquisitions of Joint Ventures(a)		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Amber Oaks I	Austin, TX	348 Homes	$1,464	2009	4/1/2022
2.	Camden Amber Oaks II	Austin, TX	244 Homes	1,577	2012	4/1/2022
3.	Camden Asbury Village	Raleigh, NC	350 Homes	1,562	2009	4/1/2022
4.	Camden Brushy Creek	Cedar Park, TX	272 Homes	1,549	2008	4/1/2022
5.	Camden Cypress Creek	Cypress, TX	310 Homes	1,521	2009	4/1/2022
6.	Camden Cypress Creek II	Cypress, TX	234 Homes	1,522	2020	4/1/2022
7.	Camden Design District	Dallas, TX	355 Homes	1,644	2009	4/1/2022
8.	Camden Downs at Cinco Ranch	Katy, TX	318 Homes	1,524	2004	4/1/2022
9.	Camden Grand Harbor	Katy, TX	300 Homes	1,384	2008	4/1/2022
10.	Camden Heights	Houston, TX	352 Homes	1,609	2004	4/1/2022
11.	Camden Northpointe	Tomball, TX	384 Homes	1,346	2008	4/1/2022
12.	Camden Panther Creek	Frisco, TX	295 Homes	1,641	2009	4/1/2022
13.	Camden Phipps	Atlanta, GA	234 Homes	1,807	1996	4/1/2022
14.	Camden Riverwalk	Grapevine, TX	600 Homes	1,788	2008	4/1/2022
15.	Camden Shadow Brook	Austin, TX	496 Homes	1,520	2009	4/1/2022
16.	Camden South Capitol	Washington, DC	281 Homes	2,388	2013	4/1/2022
17.	Camden Southline	Charlotte, NC	266 Homes	1,935	2015	4/1/2022
18.	Camden Spring Creek	Spring, TX	304 Homes	1,442	2004	4/1/2022
19.	Camden Visconti	Tampa, FL	450 Homes	2,002	2007	4/1/2022
20.	Camden Waterford Lakes	Orlando, FL	300 Homes	1,814	2014	4/1/2022
21.	Camden Woodson Park	Houston, TX	248 Homes	1,316	2008	4/1/2022
22.	Camden Yorktown	Houston, TX	306 Homes	1,325	2008	4/1/2022

Total/Average Acquisitions			7,247 Homes	$1,627

Gross Asset Valuation		$2,125 (b)

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds. Apartment homes were previously included in Camden's unit count.

(b) Represents the gross asset valuation of the communities acquired.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2022:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2022	($1,017)	$—	$350,000	$348,983	9.5%	3.2%
2023	(3,285)	—	250,000	246,715	6.7%	5.1%
2024	(2,600)	19,122	540,000	556,522	15.1%	4.1%
2025	(2,211)	—	—	(2,211)	(0.1)%	N/A
2026	(2,015)	190,885	—	188,870	5.1%	4.5%
Thereafter	(7,763)	306,925	2,050,000	2,349,162	63.7%	3.5%
Total Maturing Debt	($18,891)	$516,932	$3,190,000	$3,688,041	100.0%	3.7%

Weighted Average Maturity of Debt		6.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$224,991	6.1%	4.6%	3.3 Years
Fixed rate debt	3,463,050	93.9%	3.6%	6.6 Years
Total	$3,688,041	100.0%	3.7%	6.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,173,198	86.0%	3.6%	6.7 Years
Secured debt	514,843	14.0%	4.1%	4.4 Years
Total	$3,688,041	100.0%	3.7%	6.4 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	3Q22 NOI	% of Total
Unencumbered real estate assets	53,405	88.1%	$10,733,290	83.8%	$213,602	88.7%
Encumbered real estate assets	7,247	11.9%	2,077,002	16.2%	27,339	11.3%
Total	60,652	100.0%	$12,810,292	100.0%	$240,941	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.4x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2022 AND 2023:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2022	($1,017)	$—	$350,000	$348,983	3.2%
2022	($1,017)	$—	$350,000	$348,983	3.2%

1Q 2023	($882)	$—	$—	($882)	N/A
2Q 2023	(860)	—	250,000	249,140	5.1%
3Q 2023	(771)	—	—	(771)	N/A
4Q 2023	(772)	—	—	(772)	N/A
2023	($3,285)	$—	$250,000	$246,715	5.1%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	3%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	596%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	28%	Yes

Total Secured Debt to Total Asset Value	<	40%	4%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	347%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	637%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$3,899	$67	$446	$8
Appliances	10	years	1,285	22	331	6
Painting	—		—	—	2,145	37
Cabinetry/Countertops	10	years	131	2	—	—
Other	9	years	1,700	29	1,011	17
Exteriors
Painting	5	years	3,354	57	—	—
Carpentry	10	years	400	7	—	—
Landscaping	6	years	884	15	3,091	53
Roofing	16	years	2,692	46	154	3
Site Drainage	10	years	341	6	—	—
Fencing/Stair	10	years	627	11	—	—
Other (b)	8	years	3,408	58	5,680	96
Common Areas
Mech., Elec., Plumbing	9	years	4,988	85	3,284	56
Parking/Paving	4	years	622	11	—	—
Pool/Exercise/Facility	8	years	1,670	29	592	10
Total Recurring (c)			$26,001	$445	$16,734	$286
Weighted Average Apartment Homes				58,427		58,427

Non-recurring & revenue enhancing capitalized expenditures (d)			$978

Reposition Expenditures (e)	10	years	$12,026	$18,417
Repositioned Apartment Homes				653

	Year to Date 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$8,980	$161	$1,160	$21
Appliances	10	years	3,453	62	924	17
Painting	—		—	—	5,367	96
Cabinetry/Countertops	10	years	404	7	—	—
Other	9	years	4,521	81	3,286	59
Exteriors
Painting	5	years	5,657	101	—	—
Carpentry	10	years	1,298	23	—	—
Landscaping	6	years	2,177	39	9,364	168
Roofing	16	years	4,520	81	641	11
Site Drainage	10	years	561	10	—	—
Fencing/Stair	10	years	1,690	29	—	—
Other (b)	8	years	9,193	164	15,289	273
Common Areas
Mech., Elec., Plumbing	9	years	12,182	218	8,659	155
Parking/Paving	4	years	1,385	25	—	—
Pool/Exercise/Facility	8	years	5,169	93	1,509	27
Total Recurring (c)			$61,190	$1,094	$46,199	$827
Weighted Average Apartment Homes				55,881		55,881

Non-recurring & revenue enhancing capitalized expenditures (d)			$2,488

Reposition Expenditures (e)	10	years	$36,169	$23,305
Repositioned Apartment Homes				1,552

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2022.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2022 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income attributable to common shareholders	$29,844	$29,483	$607,904	$91,009
Real estate depreciation and amortization	156,065	108,931	421,808	296,760
Adjustments for unconsolidated joint ventures	—	2,674	2,709	7,903
Income allocated to non-controlling interests	1,706	1,122	6,133	3,508
Gain on sale of operating property	—	—	(36,372)	—
Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Funds from operations	$187,615	$142,210	$528,036	$399,180

Less: recurring capitalized expenditures	(26,001)	(19,717)	(61,682)	(51,205)

Adjusted funds from operations	$161,614	$122,493	$466,354	$347,975

Weighted average number of common shares outstanding:
EPS diluted	108,506	103,171	108,099	101,199
FFO/AFFO diluted	110,112	104,812	108,972	102,879

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total Earnings Per Common Share - Diluted	$0.27	$0.29	$5.62	$0.90
Real estate depreciation and amortization	1.42	1.04	3.84	2.88
Adjustments for unconsolidated joint ventures	—	0.02	0.02	0.07
Income allocated to non-controlling interests	0.01	0.01	0.05	0.03
Gain on sale of operating property	—	—	(0.33)	—
Gain on acquisition of unconsolidated joint venture interests	—	—	(4.35)	—
FFO per common share - Diluted	$1.70	$1.36	$4.85	$3.88

Less: recurring capitalized expenditures	(0.23)	(0.19)	(0.57)	(0.50)

AFFO per common share - Diluted	$1.47	$1.17	$4.28	$3.38

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q22	Range	2022	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.36	$0.40	$5.98	$6.02
Expected real estate depreciation and amortization	1.34	1.34	5.18	5.18
Expected adjustments for unconsolidated joint ventures	—	—	0.02	0.02
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
(Gain) on acquisition of unconsolidated joint venture interests	—	—	(4.34)	(4.34)
Reported (gain) on sale of operating properties	—	—	(0.34)	(0.34)
Expected FFO per share - diluted	$1.72	$1.76	$6.57	$6.61

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net income	$31,550	$30,605	$614,037	$94,517
Less: Fee and asset management income	(617)	(3,248)	(4,257)	(7,717)
Less: Interest and other income	(88)	(443)	(2,881)	(1,032)
Less: Income/(loss) on deferred compensation plans	6,275	843	28,450	(9,183)
Plus: Property management expense	6,732	6,640	21,228	19,200
Plus: Fee and asset management expense	556	1,159	2,090	3,310
Plus: General and administrative expense	14,002	14,960	44,526	44,428
Plus: Interest expense	29,192	24,987	82,756	72,715
Plus: Depreciation and amortization expense	158,877	111,462	429,749	304,189
Plus: Expense/(benefit) on deferred compensation plans	(6,275)	(843)	(28,450)	9,183
Less: Gain on sale of operating property	—	—	(36,372)	—
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Less: Equity in income of joint ventures	—	(2,540)	(3,048)	(6,652)
Plus: Income tax expense	737	480	2,213	1,292
NOI	$240,941	$184,062	$675,895	$524,250

"Same Property" Communities	$191,278	$164,486	$555,629	$478,822
Non-"Same Property" Communities	48,979	14,378	115,908	30,803
Development and Lease-Up Communities	230	—	230	8
Hurricane Expenses	(1,000)	—	(1,000)	—
Other	1,454	5,198	5,128	14,617
NOI	$240,941	$184,062	$675,895	$524,250

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on acquisition of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, as well as income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results and by 1.33 for nine month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net income attributable to common shareholders	$29,844	$29,483	$607,904	$91,009
Plus: Interest expense	29,192	24,987	82,756	72,715
Plus: Depreciation and amortization expense	158,877	111,462	429,749	304,189
Plus: Income allocated to non-controlling interests	1,706	1,122	6,133	3,508
Plus: Income tax expense	737	480	2,213	1,292
Plus: Hurricane expenses	1,000	—	1,000	—
Less: Gain on sale of operating property	—	—	(36,372)	—
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Less: Equity in income of joint ventures	—	(2,540)	(3,048)	(6,652)
Adjusted EBITDA	$221,356	$164,994	$616,189	$466,061
Annualized Adjusted EBITDA	$885,424	$659,976	$821,585	$621,415

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Unsecured notes payable	$3,211,216	$3,169,116	$3,260,272	$3,168,181
Secured notes payable	514,795	—	343,148	—
Total debt	3,726,011	3,169,116	3,603,420	3,168,181
Less: Cash and cash equivalents	(29,853)	(297,048)	(250,438)	(311,558)
Net debt	$3,696,158	$2,872,068	$3,352,982	$2,856,623

Net Debt to Annualized Adjusted EBITDA:

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net debt	$3,696,158	$2,872,068	$3,352,982	$2,856,623
Annualized Adjusted EBITDA	885,424	659,976	821,585	621,415
Net Debt to Annualized Adjusted EBITDA	4.2x	4.4x	4.1x	4.6x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q4 '22	Q1 '23	Q2 '23	Q3 '23
Earnings Release & Conference Call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q1 '22	Q2 '22	Q3 '22
Declaration Date	2/3/2022	6/15/2022	9/15/2022
Record Date	3/31/2022	6/30/2022	9/30/2022
Payment Date	4/18/2022	7/15/2022	10/17/2022
Distributions Per Share	$0.94	$0.94	$0.94

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2022

(Unaudited)							3Q22 Avg Monthly		3Q22 Avg Monthly
			Year Placed	Average	Apartment	3Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,956	$1.71	$2,262	$1.97
Camden Copper Square	Phoenix	AZ	2000	786	332	94%	1,627	2.07	1,941	2.47
Camden Foothills	Scottsdale	AZ	2014	1,032	220	95%	2,138	2.07	2,533	2.45
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	1,988	1.86	2,326	2.18
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,903	1.78	2,281	2.13
Camden North End I	Phoenix	AZ	2019	921	441	94%	2,017	2.19	2,350	2.55
Camden North End II	Phoenix	AZ	2021	885	343	95%	2,009	2.27	2,337	2.64
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	95%	2,265	2.54	2,520	2.83
Camden Pecos Ranch	Chandler	AZ	2001	949	272	94%	1,660	1.75	1,948	2.05
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,802	1.83	2,091	2.12
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,901	1.82	2,264	2.17
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	96%	2,049	1.57	2,440	1.87
Camden Tempe	Tempe	AZ	2015	1,043	234	95%	2,022	1.94	2,388	2.29
TOTAL ARIZONA	13	Properties		996	4,029	95%	1,945	1.95	2,275	2.28

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,511	2.49	2,800	2.78
Camden Glendale	Glendale	CA	2015	893	307	98%	2,658	2.98	2,740	3.07
Camden Harbor View	Long Beach	CA	2004	981	547	98%	2,880	2.94	2,917	2.97
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,426	2.40	2,797	2.77
Camden Martinique	Costa Mesa	CA	1986	795	714	98%	2,181	2.74	2,425	3.05
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	2,470	2.77	2,764	3.10
The Camden	Hollywood	CA	2016	767	287	97%	3,177	4.14	3,015	3.93
Total Los Angeles/Orange County	7	Properties		900	2,663	97%	2,576	2.86	2,732	3.03

Camden Hillcrest	San Diego	CA	2021	1,223	132	92%	3,558	2.91	3,454	2.83
Camden Landmark	Ontario	CA	2006	982	469	96%	2,077	2.11	2,219	2.26
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,670	2.57	2,947	2.84
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	98%	2,534	2.63	2,774	2.88
Camden Tuscany	San Diego	CA	2003	895	160	97%	2,961	3.31	3,223	3.60
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	2,246	2.13	2,339	2.22
Total San Diego/Inland Empire	6	Properties		1,009	1,797	97%	2,512	2.49	2,683	2.66

TOTAL CALIFORNIA	13	Properties		944	4,460	97%	2,550	2.70	2,715	2.88

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,818	2.05	2,138	2.41
Camden Caley	Englewood	CO	2000	921	218	97%	1,825	1.98	2,114	2.30
Camden Denver West	Golden	CO	1997	1,015	320	95%	2,176	2.14	2,507	2.47
Camden Flatirons	Denver	CO	2015	960	424	96%	1,946	2.03	2,308	2.40
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	2,166	1.89	2,515	2.19
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	2,000	2.00	2,328	2.32
Camden Lakeway	Littleton	CO	1997	929	459	97%	1,936	2.09	2,239	2.41
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,830	2.17	2,097	2.49
Camden RiNo	Denver	CO	2020	828	233	97%	2,165	2.61	2,570	3.10
TOTAL COLORADO	9	Properties		957	2,873	97%	1,988	2.08	2,317	2.42

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	2,028	1.91	2,311	2.18
Camden College Park	College Park	MD	2008	942	509	94%	1,833	1.94	2,163	2.30
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,128	2.18	2,467	2.52
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	2,139	2.03	2,496	2.36
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	2,170	2.32	2,533	2.71
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	2,054	2.06	2,291	2.30
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,624	3.90	2,901	4.32
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,026	2.02	2,321	2.31
Camden Monument Place	Fairfax	VA	2007	856	368	98%	1,908	2.23	2,225	2.60
Camden Noma	Washington	DC	2014	769	321	96%	2,227	2.89	2,574	3.35
Camden Noma II	Washington	DC	2017	759	405	96%	2,330	3.07	2,703	3.56
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,235	2.68	2,596	3.12
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,966	3.46	3,404	3.98
Camden Shady Grove	Rockville	MD	2018	877	457	97%	1,909	2.18	2,156	2.46
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	2,001	2.05	2,302	2.36
Camden South Capitol	Washington	DC	2013	821	281	96%	2,388	2.91	2,875	3.50
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	1,952	2.24	2,204	2.53
TOTAL DC METRO	17	Properties		913	6,192	97%	2,117	2.32	2,446	2.68

Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,570	2.32	2,981	2.69
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	2,541	3.01	2,860	3.39
Camden Brickell	Miami	FL	2003	937	405	96%	2,569	2.74	2,804	2.99
Camden Doral	Miami	FL	1999	1,120	260	98%	2,375	2.12	2,661	2.38
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,693	2.15	3,003	2.40
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,678	2.57	3,030	2.90
Camden Plantation	Plantation	FL	1997	1,201	502	95%	2,208	1.84	2,490	2.07
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	2,269	2.04	2,579	2.32
Total Southeast Florida	8	Properties		1,079	2,781	97%	2,475	2.29	2,789	2.58

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2022

(Unaudited)							3Q22 Avg Monthly		3Q22 Avg Monthly
			Year Placed	Average	Apartment	3Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	98%	$1,780	$1.65	$2,059	$1.91
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,671	1.75	1,958	2.05
Camden Lake Eola	Orlando	FL	2021	944	360	95%	2,172	2.30	2,411	2.56
Camden LaVina	Orlando	FL	2012	969	420	97%	1,713	1.77	2,001	2.07
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,738	1.85	2,017	2.15
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,756	2.18	1,954	2.43
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,631	2.00	1,899	2.33
Camden Thornton Park	Orlando	FL	2016	920	299	97%	2,059	2.24	2,303	2.50
Camden Town Square	Orlando	FL	2012	983	438	98%	1,745	1.77	1,999	2.03
Camden Waterford Lakes	Orlando	FL	2014	971	300	98%	1,814	1.87	2,048	2.11
Camden World Gateway	Orlando	FL	2000	979	408	99%	1,714	1.75	1,977	2.02
Total Orlando	11	Properties		944	3,954	97%	1,794	1.90	2,052	2.17

Camden Bay	Tampa	FL	1997/2001	943	760	98%	1,769	1.88	2,078	2.20
Camden Central	St. Petersburg	FL	2019	942	368	98%	3,196	3.39	3,460	3.67
Camden Montague	Tampa	FL	2012	972	192	98%	1,761	1.81	2,056	2.12
Camden Pier District	St. Petersburg	FL	2016	989	358	97%	3,281	3.32	3,482	3.52
Camden Preserve	Tampa	FL	1996	942	276	99%	1,964	2.09	2,254	2.39
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,717	1.69	1,995	1.96
Camden Visconti	Tampa	FL	2007	1,125	450	96%	2,002	1.78	2,270	2.02
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,897	1.91	2,198	2.22
Total Tampa	8	Properties		990	3,104	97%	2,172	2.19	2,451	2.47

TOTAL FLORIDA	27	Properties		997	9,839	97%	2,106	2.11	2,386	2.39

Camden Brookwood	Atlanta	GA	2002	916	359	97%	1,737	1.90	2,005	2.19
Camden Buckhead	Atlanta	GA	2022	1,087	366	96%	2,600	2.39	2,655	2.44
Camden Buckhead Square	Atlanta	GA	2015	827	250	97%	1,832	2.21	2,057	2.49
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,703	1.72	1,998	2.02
Camden Deerfield	Alpharetta	GA	2000	1,187	292	88%	1,825	1.54	2,122	1.79
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,700	1.69	2,020	2.01
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	2,017	2.39	2,335	2.77
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,769	1.89	2,093	2.24
Camden Paces	Atlanta	GA	2015	1,408	379	97%	2,900	2.06	3,210	2.28
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,722	1.68	2,050	2.00
Camden Phipps	Atlanta	GA	1996	1,010	234	97%	1,807	1.79	2,126	2.10
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,673	1.46	1,977	1.73
Camden St. Clair	Atlanta	GA	1997	999	336	98%	1,673	1.68	1,977	1.98
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,559	1.55	1,852	1.84
Camden Vantage	Atlanta	GA	2010	901	592	94%	1,739	1.93	2,000	2.22
TOTAL GEORGIA	15	Properties		1,020	4,862	96%	1,900	1.86	2,176	2.13

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,609	1.54	1,877	1.79
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,716	1.90	1,967	2.17
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,780	2.08	2,004	2.34
Camden Fairview	Charlotte	NC	1983	1,036	135	92%	1,470	1.42	1,658	1.60
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	1,339	1.42	1,584	1.69
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,471	1.68	1,736	1.99
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,910	2.57	2,127	2.86
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	2,050	1.94	2,279	2.15
Camden Grandview II	Charlotte	NC	2019	2,241	28	95%	3,992	1.78	4,356	1.94
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,465	1.51	1,722	1.77
Camden South End	Charlotte	NC	2003	878	299	97%	1,804	2.05	2,049	2.33
Camden Southline	Charlotte	NC	2015	831	266	96%	1,935	2.33	2,154	2.59
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,640	1.49	1,893	1.72
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,375	1.53	1,602	1.78
Total Charlotte	14	Properties		954	3,104	97%	1,713	1.80	1,955	2.05

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,562	1.55	1,828	1.81
Camden Carolinian	Raleigh	NC	2017	1,118	186	95%	2,294	2.05	2,524	2.26
Camden Crest	Raleigh	NC	2001	1,012	442	96%	1,414	1.40	1,678	1.66
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,493	1.43	1,783	1.71
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,540	1.45	1,803	1.69
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,519	1.57	1,799	1.86
Camden Overlook	Raleigh	NC	2001	1,060	322	96%	1,595	1.50	1,900	1.79
Camden Reunion Park	Apex	NC	2000/2004	972	420	97%	1,402	1.44	1,681	1.73
Camden Westwood	Morrisville	NC	1999	1,022	360	94%	1,467	1.44	1,744	1.71
Total Raleigh	9	Properties		1,022	3,252	96%	1,541	1.51	1,815	1.78

TOTAL NORTH CAROLINA	23	Properties		988	6,356	96%	1,625	1.64	1,883	1.91

Camden Franklin Park	Franklin	TN	2018	967	328	98%	1,909	1.97	2,049	2.12
Camden Music Row	Nashville	TN	2016	903	430	96%	2,430	2.69	2,547	2.82
TOTAL TENNESSEE	2	Properties		931	758	97%	2,204	2.37	2,330	2.50

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2022

(Unaudited)							3Q22 Avg Monthly		3Q22 Avg Monthly
			Year Placed	Average	Apartment	3Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	97%	$1,464	$1.70	$1,749	$2.03
Camden Amber Oaks II	Austin	TX	2012	910	244	96%	1,577	1.73	1,856	2.04
Camden Brushy Creek	Cedar Park	TX	2008	882	272	97%	1,549	1.76	1,764	2.00
Camden Cedar Hills	Austin	TX	2008	911	208	98%	1,665	1.83	1,949	2.14
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,842	1.93	2,161	2.26
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,529	1.69	1,814	2.01
Camden La Frontera	Austin	TX	2015	901	300	97%	1,579	1.75	1,820	2.02
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,773	2.12	2,006	2.39
Camden Rainey Street	Austin	TX	2016	873	326	96%	2,470	2.83	2,727	3.12
Camden Shadow Brook	Austin	TX	2009	909	496	96%	1,520	1.67	1,771	1.95
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,646	1.81	1,918	2.11
Total Austin	11	Properties		897	3,686	96%	1,688	1.88	1,954	2.18

Camden Addison	Addison	TX	1996	942	456	97%	1,543	1.64	1,781	1.89
Camden Belmont	Dallas	TX	2010/2012	946	477	96%	1,754	1.85	2,051	2.17
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,529	1.66	1,822	1.98
Camden Centreport	Ft. Worth	TX	1997	912	268	97%	1,466	1.61	1,773	1.94
Camden Cimarron	Irving	TX	1992	772	286	97%	1,510	1.96	1,762	2.28
Camden Design District	Dallas	TX	2009	939	355	97%	1,644	1.75	1,791	1.91
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,600	1.72	1,813	1.95
Camden Greenville	Dallas	TX	2017/2018	1,028	558	96%	1,951	1.90	2,095	2.04
Camden Henderson	Dallas	TX	2012	966	106	99%	1,813	1.88	2,087	2.16
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,627	1.96	1,921	2.31
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,619	1.86	1,882	2.16
Camden Panther Creek	Frisco	TX	2009	946	295	96%	1,641	1.73	1,952	2.06
Camden Riverwalk	Grapevine	TX	2008	989	600	97%	1,788	1.81	2,054	2.08
Camden Valley Park	Irving	TX	1986	743	516	97%	1,351	1.82	1,607	2.16
Camden Victory Park	Dallas	TX	2016	861	423	97%	1,971	2.29	2,190	2.54
Total Dallas/Ft. Worth	15	Properties		913	6,224	97%	1,657	1.81	1,900	2.08

Camden City Centre	Houston	TX	2007	932	379	96%	1,554	1.67	1,835	1.97
Camden City Centre II	Houston	TX	2013	869	268	95%	1,534	1.77	1,820	2.09
Camden Cypress Creek	Cypress	TX	2009	993	310	96%	1,521	1.53	1,761	1.77
Camden Cypress Creek II	Cypress	TX	2020	950	234	96%	1,522	1.60	1,793	1.89
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	97%	1,524	1.42	1,792	1.67
Camden Downtown	Houston	TX	2020	1,052	271	92%	2,587	2.46	2,950	2.80
Camden Grand Harbor	Katy	TX	2008	959	300	97%	1,384	1.44	1,605	1.67
Camden Greenway	Houston	TX	1999	861	756	97%	1,464	1.70	1,734	2.02
Camden Heights	Houston	TX	2004	927	352	96%	1,609	1.73	1,884	2.03
Camden Highland Village	Houston	TX	2014/2015	1,172	552	96%	2,309	1.97	2,507	2.14
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,406	1.51	1,698	1.82
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	2,076	2.07	2,341	2.33
Camden Midtown	Houston	TX	1999	844	337	95%	1,546	1.83	1,829	2.17
Camden Northpointe	Tomball	TX	2008	940	384	96%	1,346	1.43	1,662	1.77
Camden Plaza	Houston	TX	2007	915	271	97%	1,666	1.82	1,934	2.11
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,514	2.10	2,825	2.35
Camden Royal Oaks	Houston	TX	2006	923	236	98%	1,445	1.57	1,525	1.65
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,678	1.59	1,749	1.66
Camden Spring Creek	Spring	TX	2004	1,080	304	94%	1,442	1.34	1,652	1.53
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,239	1.47	1,502	1.78
Camden Sugar Grove	Stafford	TX	1997	921	380	98%	1,370	1.49	1,607	1.74
Camden Travis Street	Houston	TX	2010	819	253	97%	1,516	1.85	1,791	2.19
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,505	1.75	1,793	2.08
Camden Whispering Oaks	Houston	TX	2008	936	274	98%	1,413	1.51	1,671	1.78
Camden Woodson Park	Houston	TX	2008	916	248	95%	1,316	1.44	1,559	1.70
Camden Yorktown	Houston	TX	2008	995	306	95%	1,325	1.33	1,568	1.58
Total Houston	26	Properties		956	9,154	96%	1,612	1.69	1,871	1.96

TOTAL TEXAS	52	Properties		931	19,064	96%	1,641	1.76	1,897	2.04

TOTAL PROPERTIES	171	Properties		960	58,433	97%	$1,904	$1.98	$2,203	$2.29